SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K



                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                          July 15, 2003 (July 15, 2003)



                                  TRAFFIX, INC.
             (Exact Name of registrant as specified in its charter)



           Delaware                       0-27046                22-3322277
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)



       One Blue Hill Plaza                                            10965
      Pearl River, New York                                        (Zip Code)
      (Address of principal
       executive offices)


       Registrant's telephone number, including area code: (845) 620-1212

                                  TRAFFIX, INC.
                                INDEX TO FORM 8-K
                FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                  JULY 15, 2003


                                ITEMS IN FORM 8-K


                                                                            Page
                                                                            ----

Facing Page                                                                  1

Item 7.           Financial Statements and Exhibits                          3

Item 9.           Regulation FD Disclosure                                   3

Signatures                                                                   4

Exhibit Index                                                                5

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)          EXHIBITS


         EXHIBIT
         NUMBER       DESCRIPTION
         -------      -----------

         99.1*        July 15, 2003 Press Release


         -------
         *   Filed herewith



ITEM 9.  REGULATION FD DISCLOSURE.

         IN ACCORDANCE WITH THE INTERIM GUIDANCE ISSUED BY THE COMMISSION ON MARCH 27, 2003 IN FINAL RULE RELEASE NO. 33-8216, THE INFORMATION REPORTED IN THIS REPORT IS BEING PROVIDED UNDER ITEM 12.

         On July 15, 2003, the Company issued a press release announcing its results of operations for the quarter ended May 31, 2003. A copy of such release is annexed as an exhibit and is incorporated by reference hereto in its entirety.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 15, 2003                             TRAFFIX, INC.


                                                  By: /s/ Daniel Harvey
                                                      ------------------------
                                                      Daniel Harvey
                                                      Chief Financial Officer

                                  EXHIBIT INDEX



EXHIBIT
NUMBER             DESCRIPTION
-------            -----------

99.1*              July 15, 2003 Press Release


-------
* Filed herewith